Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group


I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Growth & Income Fund, Scudder Capital Growth Fund, Scudder Small Company Stock Fund, a series of Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                              /s/Richard T. Hale
                                               Richard T. Hale
                                               Chief Executive Officer
                                               Scudder Growth & Income Fund,
                                               Scudder Capital Growth Fund,
                                               Scudder Small Company Stock
                                               Fund, a series of Investment
                                               Trust

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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Growth & Income Fund, Scudder Capital Growth Fund, Scudder Small Company Stock Fund, a series of Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                             /s/Charles A. Rizzo
                                              Charles A. Rizzo
                                              Chief Financial Officer
                                              Scudder Growth & Income Fund,
                                              Scudder Capital Growth Fund,
                                              Scudder Small Company Stock
                                              Fund, a series of Investment
                                              Trust